    As filed with the Securities and Exchange Commission on May 28, 1998


                      Securities and Exchange Commission
                           Washington, D.C. 20549

                       RULE 13e-3 TRANSACTION STATEMENT
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                               Amendment No. 4
                              (Final Amendment)


                          TERRITORIAL RESOURCES, INC.
                             (Name of the Issuer)

                          TERRITORIAL RESOURCES, INC.
                     (Name of Person(s) Filing Statement)

             Common Stock, no par value, of TERRITORIAL RESOURCES, INC.
                         (Title of Class of Securities)

                                  881469 20 9
                      (CUSIP Number of Class of Securities)

                             Michael P. Finch, Esq.
                             Vinson & Elkins L.L.P.
                            1001 Fannin, Suite 2300
                             Houston, Texas  77002
                           Telephone: (713) 758-2128
                            Facsimile (713) 615-5282

 (Name, address, and telephone number of person authorized to receive notices and communications on behalf of person(s) filing statement)

This statement is filed in connection with (check the appropriate box):


a. / / The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [Section 240.13e-3(c)] under the
Securities Exchange Act of 1934.


b. / / The filing of a registration statement under the Securities Act of 1933.

c.   / /  A tender offer.

d.   /X/  None of the above.


Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies: / /.


                           CALCULATION OF FILING FEE

-------------------------------------------------------------------------------
        TRANSACTION VALUATION *(1)                AMOUNT OF FILING FEE
-------------------------------------------------------------------------------
            $1,766,367                                   $354.00(2)


/ / Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:

     Form or Registration No.:

     Filing Party:

     Date Filed:

NOTES:

*(1) 1,261,691 shares of the Issuer's Common Stock, no par value, redeemed for cash consideration of $1.40 per share.
(2)  Paid with initial filing.

                           EXPLANATORY NOTE

     The purpose of Amendment No. 4 to the Registrant's Rule 13e-3 Transaction Statement is to file a final amendment to the Rule 13e-3 Transaction Statement to report the results of the Rule 13e-3 transaction pursuant to Rule 13e-3(d)(3).

Item 16.  Additional Information.

     On May 28, 1998, the shareholders of Territorial Resources, Inc. (the "Company") approved the one-for-36,000 reverse split of the Company's outstanding shares of common stock (the "Reverse Split") by the requisite majority vote, and an amendment to the Company's Articles of Incorporation was filed with the Secretary of State of Colorado to effect the Reverse Split. No shareholders of the Company exercised any dissenters' rights of appraisal with respect to the Reverse Split. As a result of the Reverse Split, 1,237,003 shares of the Company's common stock (pre-split) were each converted into the right to receive $1.40 cash from the Company, and the remaining 9,144,000 shares of Common Stock (pre-split) were converted into 254 shares of post-split Common Stock of the Company. Such 254 shares are held by a total of 23 shareholders, and on May 28, 1998, the Company filed with the Commission a Form 15 under the Securities Exchange Act of 1934 (the "Exchange Act") to certify, pursuant to Rule 12g4-(a)(1)(i) that its shares of Common Stock are held of record by less than 300 persons and to suspend the Company's duty to file any reports required under Section 13(a) of the Exchange Act. Pursuant to Rule 12g-4(a) under the Exchange Act, termination of registration of the Common Stock shall take effect on August 26, 1998 (the 90th day following May 28, 1998), or on such earlier date as the Commission may determine.

                                   SIGNATURE


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                        TERRITORIAL RESOURCES, INC.



Dated:  May 28, 1998                    /s/  DANIEL A. MERCIER
                                        ----------------------------------
                                        Daniel A. Mercier
                                        Chairman of the Board and
                                        Chief Executive Officer



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